POWER OF ATTORNEY

 Know all by these presents, that the undersigned

hereby constitutes and appoints Bert M. Gross and

Kristin Staffanson, the undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the

undersigned, in the undersigned's capacity

as an officer and/or director of Regis

Corporation (the "Company"), Forms 3, 4, and

5 in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the

rules thereunder;

(2) do and perform any and all acts for and on

behalf of the undersigned which may be

necessary or desirable to complete and

execute any such Form 3, 4, or 5 and timely

file such form with the United States

Securities and Exchange Commission and any

stock exchange or similar authority; and

(3) take any other action of any type whatsoever

in connection with the foregoing which, in

the opinion of such attorney-in-fact, may be

of benefit to, in the best interest of, or

legally required by, the undersigned, it

being understood that the documents executed

by such attorney-in-fact on behalf of the

undersigned pursuant to this Power of

Attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in such

attorney-in-fact's discretion.

      The undersigned hereby grants to each such

attorney-in-fact full power and authority to do

and perform any and every act and thing

whatsoever requisite, necessary, or proper to be

done in the exercise of any of the rights and

powers herein granted, as fully to all intents

and purposes as the undersigned might or could do

if personally present, with full power of

substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or

such attorney-in-fact's substitute or

substitutes, shall lawfully do or cause to be

done by virtue of this power of attorney and the

rights and powers herein granted.  The

undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at

the request of the undersigned, are not assuming,

nor is the Company assuming, any of the

undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of

1934.

      This Power of Attorney shall remain in full

force and effect until the undersigned is no

longer required to file Forms 3, 4, and 5 with

respect to the undersigned's holdings of and

transactions in securities issued by the Company,

unless earlier revoked by the undersigned in a

signed writing delivered to the foregoing

attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to be executed as

of this 7th day of July, 2006.

Eric Bakken___________________

      Eric Bakken